SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 22, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                  333-100848               51-0362653
            --------                  ----------               ----------
        (State or Other              (Commission            (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)        Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        -----------------------------------------------------------------


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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events

(a)  Filing of Accountant's Consent

        The consolidated financial statements of Mortgage Guaranty Insurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the two-year period ended December 31, 2002 (the "2002 Financial Statements") are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS4.

        The 2002 Financial Statements have been audited by PriceWaterhouseCoopers LLP, and the consent of PriceWaterhouseCoopers LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and
(ii) their being named as "Experts" in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS4, is attached hereto as Exhibit 23.1.


(b)  Filing of Auditor's Consent

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002 (the "2002 Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003 and April 21, 2003, as
such Current Reports related to Ambac Assurance, are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS4.

        The 2002 Financial Statements have been audited by KPMG LLP, and the consent of KPMG LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and (ii) their being named as "Experts" in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS4, is attached hereto as Exhibit 23.2.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1   Consent of PriceWaterhouseCoopers LLP

        23.2   Consent of KPMG LLP



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RESIDENTIAL ASSET SECURITIES CORPORATION



                            By:   /s/Benita Bjorgo
                            Name: Benita Bjorgo
                            Title:Vice President


Dated:  May 22, 2003


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                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus Supplement dated May 22, 2003 of Residential Asset Securities Corporation of our report dated January 8, 2003 relating to the financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries, which appears in such Prospectus Supplement.



/s/PriceWaterhouseCoopers LLP
Milwaukee, Wisconsin
May 22, 2003


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DOCSLA1:446712.3
                                  Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-100848) of Residential Asset Securities Corporation (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated May 22, 2003 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                            /s/KPMG LLP



New York, New York
May 22, 2003

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